SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 16, 2013

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
CBL & Associates Properties, Inc. (the "Company") is updating its consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012 to reflect the application of the requirements of Accounting Standards Codification ("ASC") 205-20, Presentation of Financial Statements - Discontinued Operations.
In March 2013, the Company sold three office buildings. In conjunction with these sales, the results of operations of these properties have been reclassified to discontinued operations for each period presented in the Company's Quarterly Reports on Form 10-Q filed during 2013, in accordance with ASC 205-20. The same reclassification is required for previously issued financial statements for each of the three years shown in the Company's most recent Annual Report on Form 10-K if those financial statements are incorporated by reference in subsequent filings with the Securities and Exchange Commission made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sales.
This reclassification has no effect on the Company's reported net income attributable to common shareholders. This Form 8-K updates Items 6, 7, 8, 9A, 15(a)(1) and (2) and 15(c) of the Company's Form 10-K for the year ended December 31, 2012 to reflect the aforementioned properties as discontinued operations. The foregoing items are attached as Exhibit 99.1 to this Current Report. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above. For more recent information regarding the Company, see the Company's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired
Not applicable
(b)    Pro Forma Financial Information
Not applicable
(c)    Shell Company Transactions
Not applicable
(d)    Exhibits

Exhibit Number	Description
12	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends
23	Consent of Deloitte & Touche LLP
99.1
Items 6, 7, 8, 9A, 15(a)(1) and (2) and 15(c) of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as revised to reflect certain properties as discontinued operations in accordance with ASC 205-20

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

Date: September 16, 2013